EXHIBIT 10-4

SIXTH AMENDMENT, dated as of September 24, 2013 (this “Amendment”), to the Competitive Advance and Revolving Credit Agreement, dated as of December 13, 2004 and effective as of January 5, 2005, as amended by the First Amendment thereto, dated as of February 28, 2007 and effective as of March 15, 2007, as further amended by the Second Amendment thereto, dated as of October 23, 2008 and effective as of October 31, 2008, as further amended by the Third Amendment thereto, dated as of September 28, 2009, as further amended by the Fourth Amendment thereto, dated as of August 25, 2010 and as further amended by the Fifth Amendment and Waiver, dated as of September 30, 2010, and as further amended and restated as of August 5, 2013, the “Credit Agreement”) among Gannett Co., Inc., a Delaware corporation (“Gannett”), the Guarantors party thereto, several banks and other financial institutions from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other parties party thereto, is made by and between Gannett, the Administrative Agent and the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Gannett has requested certain amendments to the Credit Agreement;
WHEREAS, the parties are willing to consent to the requested amendments on the terms and conditions contained herein;
NOW THEREFORE, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.Amendment to Section 2.1. Clause (x) of Section 2.1(d) of the Credit Agreement is hereby amended by deleting the phrase “at least 91 days” and replacing such phrase with the phrase “on or”.

3.Effectiveness. This Amendment shall become effective as of the date (the “Sixth Amendment Effective Date”) on which the Administrative Agent shall have received counterparts hereof duly executed by (i) Gannett, (ii) the Administrative Agent and (iii) Lenders constituting Required Lenders.

4.Representations and Warranties. Gannett hereby represents and warrants that, on and as of the Sixth Amendment Effective Date, after giving effect to this Amendment:

(a) No Default or Event of Default has occurred and is continuing; and
(b) Each of the representations and warranties of Gannett in the Credit Agreement and this Amendment is true and correct in all material respects, as if made on and as of the date hereof.
5.Continuing Effect. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. From and after the date hereof, all references in the Credit Agreement thereto shall be to the Credit Agreement as amended hereby.

6.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by electronic or facsimile transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.

7.Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the constructions of, or to be taken into consideration in interpreting, this Amendment.

8.GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.Expenses. Gannett agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

GANNETT CO., INC.

By:    /s/ Michael A. Hart
    Name: Michael A. Hart
    Title: Vice President & Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:    /s/ Peter B. Thauer
    Name: Peter B. Thauer
    Title: Managing Director

Signature page to Sixth Amendment to Credit Agreement

Citibank, N.A. , as a Lender

By:    /s/ Michael Vondriska
    Name: Michael Vondriska
    Title: Vice President

Signature page to Sixth Amendment to Credit Agreement

RAYMOND JAMES BANK, N.A., as a Lender

By:    /s/ Eric Stange
    Name: Eric Stange
    Title: Vice President

Signature page to Sixth Amendment to Credit Agreement

Sumitomo Mitsui Banking Corporation , as a Lender

By:    /s/ Shuji Yabe
    Name: Shuji Yabe
    Title: Managing Director

Signature page to Sixth Amendment to Credit Agreement

PNC Bank, N.A. , as a Lender

By:    /s/ Nancy R. Bonnell
    Name: Nancy R. Bonnell
    Title: Vice President

Signature page to Sixth Amendment to Credit Agreement

US Bank, National Association , as a Lender

By:    /s/ Steven L. Sawyer
    Name: Steven L. Sawyer
    Title: Senior Vice President

Signature page to Sixth Amendment to Credit Agreement

Fifth Third Bank , as a Lender

By:    /s/ Mary Ramsey
    Name: Mary Ramsey
    Title: Vice President

Signature page to Sixth Amendment to Credit Agreement

Barclays Bank PLC , as a Lender

By:    /s/ Noam Azachi
    Name: Noam Azachi
    Title: Vice President

Signature page to Sixth Amendment to Credit Agreement

The Northern Trust Company, as a Lender

By:    /s/ Thomas P. McGrath
    Name: Thomas P. McGrath
    Title: Officer

Signature page to Sixth Amendment to Credit Agreement

Comerica Bank , as a Lender

By:    /s/ Timothy D. Rourke
    Name: Timothy D. Rourke
    Title: Vice President

Signature page to Sixth Amendment to Credit Agreement

First Hawaiian Bank , as a Lender

By:    /s/ Derek Chang
    Name: Derek Chang
    Title: Vice President

Signature page to Sixth Amendment to Credit Agreement